UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On July 21, 2011, Meritor, Inc. (“Meritor”) issued a press release tightening its EBITDA guidance within its previously disclosed range, while slightly lowering its revenue and free cash flow guidance for the fiscal quarter ended June 30, 2011. The release is furnished as Exhibit 99a to this Form 8-K.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On July 20, 2011, the Board of Directors of Meritor appointed a new executive officer, Pedro N. Ferro. Mr. Ferro was appointed as Vice President and President, Industrial. Mr. Ferro succeeds Timothy E. Bowes, who was appointed as Vice President and President, Commercial Truck.

     Mr. Ferro, 52, joined Meritor earlier this year as Vice President, Strategic Business Performance, and was with Meritor from 2001 until 2007 as Vice President and General Manager, Specialty, Brakes and Emissions. From 2008 until 2011, Mr. Ferro was President, Commercial Vehicle Undercarriage for The Marmon Group, a division of Berkshire Hathaway, and from 2007 until 2008 was President, Webb Wheels Products Inc. for The Marmon Group.

     There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Ferro and any of Meritor’s executive officers and any director, executive officer or person nominated to become a director or executive officer. No officer of Meritor was selected pursuant to any arrangement or understanding between him or her and any person other than Meritor. In addition, Mr. Ferro did not have a direct or indirect material interest in any transaction that would be required to be disclosed under Item 404(a) of Regulation S-K.

     Carsten J. Reinhardt, formerly Senior Vice President and Chief Operating Officer, has left Meritor effective July 20, 2011 to pursue other opportunities.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     99a – Press release of Meritor, Inc., dated July 21, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.

Date:	By:	/s/ Vernon G. Baker, II
July 21, 2011		Vernon G. Baker, II
Senior Vice President and General Counsel

EXHIBIT INDEX

     99a – Press Release of Meritor, Inc. dated July 21, 2011